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                                                                   Exhibit 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        I, William H. Schafer, Senior Vice President and Chief Financial Officer of Developers Diversified Realty Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The annual report on Form 10-K of the Company for the period ended December 31, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ William H. Schafer
-----------------------------
William H. Schafer
Senior Vice President and Chief Financial Officer
March 16, 2005